Prepaid land use rights (Tables)	12 Months Ended
Dec. 31, 2012
Prepaid land use rights
Schedule of prepayment for land use rights
	As of December 31,	As of December 31,
	2011	2012
	RMB	RMB
Cost	266,228	266,228
Less: accumulated amortization	(14,785)	(20,339)
Net book value	251,443	245,889

Current portion of prepaid land use rights (recorded in other current assets)	5,555	5,555
Non-current portion of prepaid land use rights	245,888	240,334
Total	251,443	245,889